Exhibit 99.2

July 2021

2 Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based . Forward - looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan” or words or phases of similar meaning . The Company cautions that the forward - looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control . Such forward - looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated . New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company . If one or more of the factors affecting the Company’s forward - looking information and statements proves incorrect, then the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, forward - looking information and statements contained in this press release . Therefore, the Company cautions you not to place undue reliance on the Company’s forward - looking information and statements . Important factors that could cause actual results to differ materially from those in the forward - looking statements are set forth in the Company’s Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2021 under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time . The Company disclaims any duty to revise or update the forward - looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward - looking statements, except as specifically required by law . Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third - party sources . Our internal data, estimates, and forecasts are based on information obtained from government reports, trade and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions . Although we believe that this information (including the industry publications and third - party research, surveys, and studies) is accurate and reliable, we have not independently verified such information . In addition, estimates, forecasts and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors . Finally, forward - looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward - looking statements in this presentation . June 30, 2021 Numbers contained in this presentation for the quarter ended June 30, 2021 are unaudited. As a result, subsequent information ma y cause a change in certain accounting estimates and other financial information, including the Company’s allowance for loan losses, fair values, and income taxes. All figures presented as 2021 (YT D) represent unaudited results from January 1, 2021 through June 30, 2021 and unaudited balances as of June 30, 2021.

1. Q2 2021 Overview 2. Financial Highlights 3. Company Overview 3

4 • Net interest income growth driven by lower cost of funds, growth in interest - earning assets, and Paycheck Protection Program (“P PP”) forgiveness • Continued balance sheet growth with $103.2 million in non - PPP loan growth and $83.2 million in deposit growth since March 31, 20 21 • Closed Initial Public Offering on May 7, 2021, receiving total net proceeds of $109.1 million • Terminated status as a “Subchapter S” corporation as of May 5, 2021 • As of June 30, 2021, we had 8 borrowers totaling $12.9 million in the aggregate still on a COVID - 19 deferment; one borrower is a theater and the remaining seven are Small Business Administration (“SBA”) borrowers – We anticipate all borrowers to return to their pre - COVID - 19 contractual payment status after their COVID - 19 deferments end – All loans to date, that came off COVID - 19 deferments, went back to their contractual payment structures that were in place prior to the COVID - 19 pandemic with no risk rating downgrades to classified nor any Troubled Debt Restructures (“TDR”) Q2 2021 Highlights Q2 2021 Unaudited Financial Results

Total Deposits ($mm) 6 Total Assets ($mm) $840 $973 $1,272 $1,480 $1,954 $2,328 2016 2017 2018 2019 2020 2021 (YTD) $761 $865 $1,161 $1,312 $1,784 $2,066 $235 $264 $335 $387 $696 $829 2016 2017 2018 2019 2020 2021 (YTD) Total Deposits NIB Total Loans ($mm) $642 $776 $967 $1,187 $1,508 $1,588 $642 $776 $967 $1,187 $1,360 $1,467 2016 2017 2018 2019 2020 2021 (YTD) Gross Loans Non-PPP Loans

Total Loan Growth ($mm) 4.86% 4.93% 5.28% 5.45% 4.96% 4.84% 2016 2017 2018 2019 2020 2021 (YTD) Yield on Loans Loan Composition, as of June 30, 2021 (1) Real Estate Loan Balances by Geography (1) 7 (1) Net book value at period end, excluding $2.3 million in loans held for sale as of 06/30/2021. Loan balances are as of June 30, 2021. $642 $776 $967 $1,187 $1,508 $1,588 2016 2017 2018 2019 2020 2021 (YTD)

We focus primarily on commercial lending, with an emphasis on commercial real estate . We offer a variety of loans to small - and medium - sized businesses, professionals, and individuals, including commercial real estate, commercial land and construction, commercial, and farmland loans . To a lesser extent, we also offer residential real estate and construction real estate loans and consumer loans . Loans by Type (1) Loans by Purpose (1) 8 (1) Net book value at period end, excluding $2.3 million in loans held for sale as of 06/30/2021. Loan balances are as of June 30, 2021.

9 Non - performing Assets (“NPAs”) (Including Troubled Debt Restructurings) Allowance for Loan Losses (“ALLL”) / Loans HFI & Net Charge - offs (“NCOs”) / Average Loans • Our primary objective is to maintain a high level of asset quality in our loan portfolio. In order to maintain our strong ass et quality, we: – Place an emphasis on our commercial portfolio where risk assessments are reevaluated as a result of reviewing commercial prop ert y operating statements and borrower financials – Monitor payment performance, delinquencies, and tax and property insurance compliance – Design our practices to facilitate the early detection and remediation of problems within our loan portfolio – Employ the use of an outside independent consulting firm to evaluate our underwriting and risk assessment process • As of June 30, 2021, 10 loans totaling $12.9 million, or 0.81% of the loan portfolio, were in a COVID - 19 deferral period 1.30% 1.25% 1.21% 1.26% 1.47% 1.39% (0.01%) 0.03% 0.23% 0.21% 0.12% 0.00% 2016 2017 2018 2019 2020 2021 (YTD) ALLL / Loans HFI NCOs / Avg Loans $1.5 $3.1 $2.1 $0.8 $0.5 $0.4 0.23% 0.41% 0.22% 0.07% 0.03% 0.03% 2016 2017 2018 2019 2020 2021 (YTD) Nonperforming Assets (Including TDRs) NPAs ($mm) NPAs / Loans (%)

Total Deposit Growth ($mm) Noninterest Bearing (“NIB”) Deposit Growth ($mm) Deposit Composition (1) Cost of Interest - Bearing Liabilities 10 0.35% 0.55% 0.97% 1.26% 0.78% 0.36% 2016 2017 2018 2019 2020 2021 (YTD) $761 $865 $1,161 $1,312 $1,784 $2,066 2016 2017 2018 2019 2020 2021 (YTD) $235 $264 $335 $387 $696 $829 2016 2017 2018 2019 2020 2021 (YTD) Noninterest bearing 40% Savings 4% Money market 47% Interest checking 7% Time, over $250K 1% Other time 1% (1) Deposit balances are as of June 30, 2021.

Common Equity Tier 1 to Risk Weighted Assets 11 Tier 1 Leverage Ratio Tier 1 Capital to Risk Weighted Assets Total Capital to Risk Weighted Assets 10.81% 9.32% 7.48% 8.21% 8.98% 13.39% 2016 2017 2018 2019 2020 2021 (YTD) 9.66% 8.26% 6.81% 7.51% 6.58% 9.59% 2016 2017 2018 2019 2020 2021 (YTD) 10.81% 9.32% 7.48% 8.21% 8.98% 13.39% 2016 2017 2018 2019 2020 2021 (YTD) 11.97% 13.23% 10.79% 11.52% 12.18% 16.41% 2016 2017 2018 2019 2020 2021 (YTD)

12 • Net income was $9.8 million, ROAA was 1.75% and ROAE was 24.25%. • Net interest margin was 3.48% as a result of the following: • Q2 2021 average loan yield was 4.73%, and excluding PPP loans, was 4.76% (1) • Q2 2021 cost of deposits was 0.20% • $1.2 million of PPP fee income recognized on $63 million of PPP loans forgiven during the quarter • Slight increase in non - interest income since March 31, 2021 due to increased premiums on SBA loans sold • $1.5 million of IPO - related expenses incurred in Q2 2021: • $0.7 million for corporate organizational matters leading up to the IPO • $0.8 million in stock compensation expense for non - recurring IPO - related stock grants to certain members of the Board of Directors • Increased headcount by 8 employees since March 31, 2021 • C Corp Conversion: • $4.6 million tax benefit recorded for deferred tax asset true - up • $2.4 million tax expense recorded to true - up year to date tax expense to effective tax rate of 20.77% • Net income would have been $7.4 million after application of full 29.56% statutory tax rate (1) See “Non - GAAP Reconciliation (Unaudited)” table on next slide for reconciliation of this non - GAAP measure. Q2 2021 unaudited financial results

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CA Redding 5 5 Chico 6 Yuba City 80 7 Roseville 1 Elk Grove 4 Sacramento Santa Rosa Rancho Cordova 3 2 • Branch (7) • Non - Depository Office (2) 505 Company Overview • Five Star Bank (the “Bank”) was chartered in California in 1999 • Five Star Bancorp was incorporated in California in 2002 and thereafter became the bank holding company • The Bank was founded by a group of Sacramento - based business entrepreneurs to provide a community business bank with exceptional banking services • Five Star Bancorp is a business bank whose primary focus is in commercial real estate lending, but has expanded to additional industry sectors to meet client demand 15

16 James Beckwith President and Chief Executive Officer Five Star since 2003 Heather Luck Senior Vice President and Chief Financial Officer Five Star since 2018 John W. Dalton Senior Vice President and Chief Credit Officer Five Star since 2011 Mike E. Lee Senior Vice President and Chief Regulatory Officer Five Star since 2005 Shelley R. Wetton Senior Vice President and Chief Marketing Officer Five Star since 2015 Michael A. Rizzo Senior Vice President and Chief Banking Officer Five Star since 2005 Brett Wait Senior Vice President and Chief Information Officer Five Star since 2011 Lydia Ramirez Senior Vice President and Chief Operations and DE&I Officer Five Star since 2017 Kristine Hyde Senior Vice President and Chief Human Resources Officer Five Star since 2020

Board of Directors

Name	Title	Current / Prior Experience
David J. Lucchetti	Chairperson of the Board	• Has served as Chairman of the Board since 2019 • Currently serves as Executive Chairman of the Board of Directors of Pacific Coast Building Products and Director of the Greater Sacramento Economic Council
David F. Nickum	Vice Chairperson	• Currently serves as President & CEO of Valley Farm Transport, Inc.
Larry Allbaugh	Director	• Currently serves as CEO of Buzz Oates Group and Director of Teichert Inc. and the Greater Sacramento Economic Council
James Beckwith	Director	• Joined the Company in 2003 • Currently the Chairman of the Western Bankers Association • Previously served as CFO, CCO, and COO at National Bank of the Redwoods in Santa Rosa, CA
Michael Campbell	Director	• One of the founders of Five Star Bank • CEO of California Trucking Association (2005 – 2013) • CFO of Surewest Communications (NASDAQ: SURW) (1994 – 2004) • Former Partner at Ernst & Young in the Seattle, WA office
Shannon Deary-Bell	Director	• Currently serves as President, CEO, & Director of Nor-Cal Beverage
Philip M. Joffe	Director	• Has served as a director of Five Star Bank since its inception • COO of CalFarm Insurance prior to their sale to Nationwide (1986 – 1999) • President of CalFarm Life Insurance prior to their sale to SunAmerica, Inc. (1993 – 1995)
Robert T. Perry-Smith	Director	• Former CEO and founder of Perry-Smith LLP
Kevin Ramos	Director	• Currently serves as Chief Investment Officer of Buzz Oates Group and Director of Saint John's Program for Change
Judson Riggs	Director	• Currently serves as CEO & Chairman of Teichert Inc. and Director of PRIDE Industries and the Greater Sacramento Economic Council
Randall Reynoso	Director	• EVP and Commercial Banking Market Executive at Wells Fargo (2007 – 2020) • President and COO of Placer Sierra Bancshares and Placer Sierra Bank (2000 – 2007)
Leigh White	Director	• Over 30 years of experience in key positions in television broadcast management • Most recently, VP and GM of KTXL-TV in Sacramento (FOX, Tribune Broadcasting)

FIVE STAR BANCORP
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Customer and Community Centric Focus Specialized Lending Products Risk Management • Deep connectivity to the geographic and industry markets we serve • Emphasis on centers of influence within geographic and industry markets • Focus on bringing solutions one customer at a time • Banking larger, more sophisticated loan and deposit customers within the markets we serve • Leadership positions in most community organizations we connect with • Deep knowledge of competitor strengths and weaknesses • Strong CRE mini - perm lender across several CRE asset classes • SBA Preferred Lender • Strong agricultural lender, both input and long - term loans • Experienced faith based lender • Strong asset backed lender capabilities • Two - tiered loan committee system: a Management Loan Committee (meets once a week) and a Director Loan Committee (meets twice a month) • Constant loan portfolio review function • Top down and bottom up stress tests • Muni portfolio monthly review • Quarterly ERM assessment • Annual cyber, BSA/AML, third - party risk assessment • Growing compliance management system 18 Origination • Coordinate and target loan opportunities with team of 21 business development officers • Business development officers are incentivized to develop deep customer relationships • Efficient client acquisition and loan approval processes

19 Commercial Real Estate SBA Construction Faith - Based Lending Agriculture Manufacturing & Distribution Manufactured Home Communities Healthcare Venture Banking & Technology Professional Services Non - Profit Government

Technology is a driver in maintaining and expanding client relationships, competing for new business, and improving profitability through efficiencies nCino Loan Origination System | scalable loan origination system and document repository facilitating a loan portfolio that offers fintech - sourced loan opportunities Q2 Online and Mobile Banking | scalable online banking and treasury management platform supporting all customer types; includes Automated Clearing House, wires, positive pay, remote deposit capture, credit cards, bill pay, electronic statements, mobile cap ture Existing Corporate Technology Infrastructure | already capable of supporting future growth and demonstrated sustainability through invocation of our pandemic plan during COVID - 19 Continued investments in these solutions empower employees, engage customers, and broaden our digital service offerings 20 New Data Analytics Department Create more comprehensive reporting from ancillary solutions and systems which integrate with our core system Established control process over certain key reports Future Goals Establish data warehouse to tie together data from key solutions and providers we utilize Collaboration with fintech firms, vendors, and core providers to improve productivity and leverage process automation to attain competitive advantage “Solution Focus” Approach to Implementing Banking Technology Future for Information Technology

Commitment to Environmental, Social & Governance Dedication to Diversity, Equity & Inclusion We are executing, and plan to scale - up, an ESG strategy that focuses on environmental impacts of our business, social factors and the governance of our Board of Directors to drive positive change Environmental | We are currently working with a local utility district to manage a micro - loan program funding residential energy efficiency equipment. Other initiatives include encouraging customers to utilize technology to reduce carbon footprint by reducing in - branch customer visits. Social | We created a 2020 Community Impact Report detailing the Bank’s accomplishments, and we work to create positive social impacts in the communities in which our business operates, including by addressing food deserts, supporting affordable housing projects, and encouraging nonprofit donations. During the COVID - 19 pandemic, we remain committed to employee and customer safety through robust alternative working arrangements and extensive safety measures. Governance | The Governance & Nominating Committee of our Board of Directors is committed to Board diversity and compliance with applicable rules, regulations, and guidance regarding composition of our leadership. We are committed to transparency, ethical business practices, and accounting transparency. Diversity, Equity & Inclusion is center stage in our workplace We have a fully engaged SVP, Chief Operations Officer & Chief DE&I Officer who leads our DE&I efforts Our Human Resources Department is demonstrating a commitment to DE&I through hiring practices and employee training We are committed to ensuring all employees feel a sense of belonging in the workplace and that processes and programs are impartial, fair, and provide equal opportunity for every individual We also have a history of serving customers in the nonprofit community who assist our region’s most vulnerable, underserved, and underrepresented populations 21

Our Mission We strive to become the top business bank in all markets we serve through exceptional service, deep connectivity and customer empathy. We are dedicated to serving real estate, agricultural, faith based, and small to medium - sized enterprises. We aim to consistently deliver value that meets or exceeds expectations of our shareholders, customers, employees, business partners, and community. Our Core Values • Purpose - Driven and Integrity - Centered Banking • Community Stewardship • Regional and Industry Expertise • A Speed to Serve • A Commitment to Economic Development 22

• Experienced board of directors and management team • Attractive markets driving future growth potential • Proven organic growth capabilities • Attractive core deposit franchise • Scalable and efficient operating model • Differentiated approach to banking • Committed to serving and developing the local economy • Shareholder alignment and performance driven culture 23

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